DELPHI

Automotive Systems

Driving Tomorrow's Technology

DELPHI
Automotive Systems

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by us or on our behalf. All statements contained or incorporated in this presentation which address operating performance, events or developments that we expect or anticipate may occur in the future (including statements relating to future sales or earnings expectations, savings expected as a result of our global restructuring or other initiatives, volume growth, awarded sales contracts and earnings per share expectations or statements expressing general optimism about future operating results) are forward-looking statements. Principal important factors, risks and uncertainties which may cause actual results to differ from those expressed in our forward-looking statements are: our ability to increase non-GM sales and achieve the labor benefits expected from our separation from GM, our ability to retain GM business, potential increases in our warranty costs, our ability to successfully implement our global restructuring plans, changes in economic conditions, exchange rates or political environment in the markets in which we operate, financial or market declines of our customers or significant business partners, labor disruptions or material shortages, the level of competition in the automotive industry, significant downturns in the automobile production rate, costs relating to legal and administrative proceedings, changes in laws or regulations pertaining to the automotive industry, our ability to realize costs savings expected to offset price reductions, our ability to make pension and other post-retirement payments at levels anticipated by management, changes in technology and technological risks, our ability to protect and assert patent and other intellectual property rights, our ability to successfully exit non-performing businesses and absorb contingent liabilities related to divestitures, our ability to complete and integrate acquisitions,and other factors, risks and uncertainties discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and other filings with the Securities and Exchange Commission. Delphi does not intend or assume any obligation to update any of these forward-looking statements.

DELPHI
Automotive Systems

Offering Summary

Issuer:	Delphi Automotive Systems Corporation (DPH)
Offering:	USD 500 Million Global Notes due 2006
Ratings:	Baa2/BBB
Ranking:	Unsecured and unsubordinated obligations, ranking *pari passu* with the Company's other unsecured and unsubordinated obligations
Use of Proceeds:	To reduce a portion of our commercial paper borrowings including debt incurred in connection with the purchase of Delphi Mechatronics Systems
Joint Bookrunners:	Bear, Stearns & Co. Inc. & Credit Suisse First Boston

DELPHI
Automotive Systems

Investment Highlights

- Largest and most diversified automotive supplier with revenue in excess of $29 billion in 2000
- Leader in technology, electronics, systems integration and modules
- Spun-off from General Motors in 1999
- Growing non-GM business at 10% + per annum combined with solid base of future GM business
- Increased sales to non-auto customers including communications, military, aerospace, agriculture and construction
- Selective acquisitions to enhance our technology, diversify customer base and geographic footprint and leverage our system integration capabilities
- Global restructuring plan designed to reduce structural costs, improve the earnings power and streamline structure
- Operating cash flow continues to be healthy despite industry slowdown
- Strong Balance Sheet

Delphi Automotive Systems - Overview

DELPHI Automotive Systems
2000 Sales: $29.1[(1)] Billion

- Dynamics & Propulsion
  2000 Sales: $14.3 Billion
- Safety, Thermal & Electrical Architecture
  2000 Sales: $10.0 Billion
- Electronics & Mobile Communication
  2000 Sales: $5.3 Billion
  - Mobile MultiMedia
    2000 Sales: $0.3 Billion

(1) After Intersector Eliminations

DELPHI
Automotive Systems

Global Presence

Total Delphi	
Manufacturing sites:	198
Employment:	205,700
Joint ventures:	46
Technical centers:	31

U.S. & Canada	
Manufacturing sites:	53
Employment:	69,200
Joint ventures:	8
Technical centers:	14

Europe & Middle East	
Manufacturing sites:	80
Employment:	49,800
Joint ventures:	9
Technical centers:	10

Mexico & South America	
Manufacturing sites:	48
Employment:	79,700
Joint ventures:	9
Technical centers:	4

Asia Pacific	
Manufacturing sites:	17
Employment:	7,000
Joint ventures:	20
Technical centers:	3

DELPHI
Automotive Systems

Income Statement

	CY '00[1] ($ Millions)	CY '99 ($ Millions)
Sales	$29,139	$29,192
Operating Income	1,744	1,682
Net Income	1,094	1,083
Net Margin	*3.8%*	*3.7%*
EPS[2]	$1.94	$1.91

(1) Excludes $51 mil. ($32 mil. after-tax) of one-time In Process Research and Development charges
(2) Based on weighted average shares

DELPHI
Automotive Systems

Operating Cash Flow

$ Millions	CY '00	CY '99
Net Income	$1,094[(1)]	$1,083
Depr. & amortization	936	856
Capital expenditures, net	(1,272)	(1,200)
Other, net	878	1,771
Operating cash flow [(2)]	$1,636	$2,510

(1) Excludes $51 mil. ($32 mil. after-tax) of one-time In Process Research and Development charges
(2) Before dividends, pension contribution, true-ups

DELPHI Automotive Systems

Key Financial Ratios

	DPH 12/31/00	DPH 12/31/98[1]
EBITDA/Gross Interest	14.6	8.1
Operating Cash Flow/Debt	51%	49%
Funds from Operations/Debt	91%	88%
Debt/Book Capitalization	46%	52%

[1] Pro Forma full year 1998 Results Adjusted for Strike

DELPHI Automotive Systems

Global Restructuring Actions

- After-tax global restructuring and impairment charges: $404 million
  - $50 million cash impact in first quarter with anticipated cash impact up to $175 million in second quarter
  - Anticipate $250 - $350 million cash impact of restructuring charge in total for calendar year 2001
  - Expected to generate approximately $300 million in savings annually by mid-2003
- Prudent actions in uncertain vehicle production environment
- Part of ongoing activities to improve profitability and streamline operations
  - Reduce worldwide employment by 11,500 employees
  - Sell, close or consolidate 9 facilities
  - Address $0.9 billion of $4 - $5 billion under portfolio review

DELPHI
Automotive Systems

Income Statement

	Q1 '01[1]
	($ Millions)
Sales	$6,535
Operating Income	2
Net Income / (Loss)	(25)
Net Margin	*(0.4%)*
EPS[2]	($0.04)

(1) Excludes Restructuring and Impairment charges of $617 million ($404 million after-tax)
(2) Based on weighted average shares

DELPHI
Automotive Systems

Operating Cash Flow

$ Millions	Q1 '01
Net Income / (Loss) (1)	($25)
Depr. & amortization	254
Capital expenditures, net	(194)
Restructuring charge	(50)
Other, net	117
Operating cash flow (2)	$102

(1) Excludes Restructuring and Impairment charges of $617 million ($404 million after-tax)
(2) Before dividends, pension contribution, true-ups

DELPHI
Automotive Systems

Customer Diversification

Non-GM Revenue As % Of Total Revenue


35%
25%
15%
17.6%
21.6%
23.6%
29.1%
33.2%
1997
1998
1999
2000
2001 Q1

DELPHI
Automotive Systems

Customer Differentiating Technology











Energy & Engine Management


Common Rail
Diesel Engine


Solid Oxide
Fuel Cell

DELPHI
Automotive Systems

Mobile MultiMedia


COMMUNIPORT
MobileAria
VOICE ENABLED CONTENT FOR THE WIRELESS JOURNEY
80's Alternative
U2
New Year's Day
Tour Starts 7/15
ROCK
SCAN
MENU
GUIDE

DELPHI
Automotive Systems

Electrical Architecture

Delphi Mechatronic Systems


1
2

Duraswitch


DURASWITCH



Vehicle Electrical Architecture

DELPHI
Automotive Systems

Connection Systems



Fiber Optics



Gold Dot ™



2mm Connectors

DELPHI
Automotive Systems

Summary

- Largest automotive supplier in the world
  - 2000 revenues in excess of $29 billion
- One of the most diversified and technologically advanced product lines
- Proven track record of prudent financial management
  - Disciplined approach to acquisitions
  - Regular review of business portfolio to maximize profitability
  - Proven track record of cost reduction
- History of strong cash flow generation
- Delphi manages business to maintain investment grade

DELPHI

Automotive Systems

Driving Tomorrow's Technology